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                                                               Exhibit (g)(2)(i)

[ING FUNDS LOGO]

June 19, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

          Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING FMR(SM) Equity Income Portfolio and ING Pioneer Equity Income Portfolio, two newly established series of ING Investors Trust, ING Global Bond Fund, a newly established series of ING Mutual Funds, and ING GET U.S. Core Portfolio - Series 13, a newly established series of ING Variable Insurance Trust (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 28, 2006.

          The AMENDED EXHIBIT A has also been updated 1) by the removal of ING VP Convertible Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, as these funds recently merged into other funds, and 2) by the removal of ING GET Fund - Series M and ING Classic Index Plus Fund as these funds recently dissolved.

          Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                             Sincerely,


                                             /s/ Todd Modic
                                             -----------------------------------
                                             Todd Modic
                                             Senior Vice President
                                             ING Investors Trust
                                             ING Mutual Funds
                                             ING Variable Insurance Trust


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    --------------------------------------
Name: Edward G. McGann
Title: MANAGING DIRECTOR, DULY AUTHORIZED

7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000            ING Investors Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700               ING Mutual Funds
                                www.ingfunds.com    ING Variable Insurance Trust

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                                AMENDED EXHIBIT A

FUND                                                        EFFECTIVE DATE
----                                                        --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                    May 17, 2004
   ING Corporate Leaders Trust - Series B                    May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                      June 9, 2003
   ING Disciplined LargeCap Fund                             June 9, 2003
   ING Financial Services Fund                               June 9, 2003
   ING Fundamental Research Fund                          December 28, 2005
   ING LargeCap Growth Fund                                  June 9, 2003
   ING LargeCap Value Fund                                 February 1, 2004
   ING MidCap Opportunities Fund                             June 9, 2003
   ING MidCap Value Choice Fund                            February 1, 2005
   ING MidCap Value Fund                                     June 9, 2003
   ING Opportunistic LargeCap Fund                        December 28, 2005
   ING Principal Protection Fund                             June 2, 2003
   ING Principal Protection Fund II                          June 2, 2003
   ING Principal Protection Fund III                         June 2, 2003
   ING Principal Protection Fund IV                          June 2, 2003
   ING Principal Protection Fund V                           June 2, 2003
   ING Principal Protection Fund VI                          June 2, 2003
   ING Principal Protection Fund VII                         May 1, 2003
   ING Principal Protection Fund VIII                      October 1, 2003
   ING Principal Protection Fund IX                        February 2, 2004
   ING Principal Protection Fund X                           May 3, 2004
   ING Principal Protection Fund XI                        August 16, 2004
   ING Principal Protection Fund XII                      November 15, 2004
   ING Principal Protection Fund XIII                            TBD
   ING Principal Protection Fund XIV                             TBD
   ING Real Estate Fund                                      June 9, 2003
   ING SmallCap Opportunities Fund                           June 9, 2003
   ING SmallCap Value Choice Fund                          February 1, 2005
   ING SmallCap Value Fund                                   June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                            April 7, 2003
   ING GNMA Income Fund                                     April 7, 2003
   ING High Yield Bond Fund                                 April 7, 2003
   ING Institutional Prime Money Market Fund                July 29, 2005
   ING Intermediate Bond Fund                               April 7, 2003
   ING National Tax-Exempt Bond Fund                        April 7, 2003


                                        1

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ING GET FUND
   ING GET Fund - Series N                                  July 14, 2003
   ING GET Fund - Series P                                  July 14, 2003
   ING GET Fund - Series Q                                  July 14, 2003
   ING GET Fund - Series R                                  July 14, 2003
   ING GET Fund - Series S                                  July 14, 2003
   ING GET Fund - Series T                                  July 14, 2003
   ING GET Fund - Series U                                  July 14, 2003
   ING GET Fund - Series V                                  March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND     March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND          October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                         June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio          January 6, 2003
   ING American Funds Growth Portfolio                    September 2, 2003
   ING American Funds Growth-Income Portfolio             September 2, 2003
   ING American Funds International Portfolio             September 2, 2003
   ING Capital Guardian Small/Mid Cap Portfolio            January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio            January 13, 2003
   ING Disciplined Small Cap Value Portfolio                April 28, 2006
   ING Eagle Asset Capital Appreciation Portfolio          January 6, 2003
   ING EquitiesPlus Portfolio                               April 28, 2006
   ING Evergreen Health Sciences Portfolio                   May 3, 2004
   ING Evergreen Omega Portfolio                             May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio               January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                    April 29, 2005
   ING FMR(SM) Equity Income Portfolio                      July 17, 2006
   ING Franklin Income Portfolio                            April 28, 2006
   ING Global Real Estate Portfolio                        January 3, 2006
   ING Global Resources Portfolio                          January 13, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio              January 6, 2003
   ING International Portfolio                             January 13, 2003
   ING Janus Contrarian Portfolio                          January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio          January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                 January 13, 2003
   ING JPMorgan Value Opportunities Portfolio               April 29, 2005
   ING Julius Baer Foreign Portfolio                       January 13, 2003
   ING Legg Mason Partners All Cap Portfolio               January 6, 2003
   ING Legg Mason Value Portfolio                          January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                 May 1, 2004
   ING LifeStyle Growth Portfolio                            May 1, 2004


                                        2

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   ING LifeStyle Moderate Growth Portfolio                   May 1, 2004
   ING LifeStyle Moderate Portfolio                          May 1, 2004
   ING Limited Maturity Bond Portfolio                     January 6, 2003
   ING Liquid Assets Portfolio                             January 6, 2003
   ING Lord Abbett Affiliated Portfolio                    January 6, 2003
   ING MarketPro Portfolio                                  August 1, 2005
   ING MarketStyle Growth Portfolio                         August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                August 1, 2005
   ING MarketStyle Moderate Portfolio                       August 1, 2005
   ING Marsico Growth Portfolio                            January 13, 2003
   ING Marsico International Opportunities Portfolio        April 29, 2005
   ING Mercury Large Cap Growth Portfolio                  January 6, 2003
   ING Mercury Large Cap Value Portfolio                   January 6, 2003
   ING MFS Mid Cap Growth Portfolio                        January 13, 2003
   ING MFS Total Return Portfolio                          January 13, 2003
   ING MFS Utilities Portfolio                              April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                January 13, 2003
   ING PIMCO Core Bond Portfolio                           January 13, 2003
   ING PIMCO High Yield Portfolio                          November 5, 2003
   ING Pioneer Equity Income Portfolio                      July 17, 2006
   ING Pioneer Fund Portfolio                               April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                      April 29, 2005
   ING Stock Index Portfolio                               November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio        January 13, 2003
   ING T. Rowe Price Equity Income Portfolio               January 13, 2003
   ING Templeton Global Growth Portfolio                   January 13, 2003
   ING UBS U.S. Allocation Portfolio                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio                  January 13, 2003
   ING Van Kampen Global Franchise Portfolio               January 13, 2003
   ING Van Kampen Growth and Income Portfolio              January 13, 2003
   ING Van Kampen Real Estate Portfolio                    January 13, 2003
   ING VP Index Plus International Equity Portfolio         July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio           January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio        November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                            November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund                      December 7, 2005
   ING Emerging Countries Fund                             November 3, 2003
   ING Emerging Markets Fixed Income Fund                  December 7, 2005
   ING Foreign Fund                                          July 1, 2003
   ING Global Bond Fund                                     June 19, 2006
   ING Global Equity Dividend Fund                        September 2, 2003
   ING Global Real Estate Fund                             November 3, 2003


                                        3

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   ING Global Value Choice Fund                            November 3, 2003
   ING Greater China Fund                                  December 7, 2005
   ING Index Plus International Equity Fund                December 7, 2005
   ING International Capital Appreciation Fund             December 7, 2005
   ING International Fund                                  November 3, 2003
   ING International Real Estate Fund                      February 28, 2006
   ING International SmallCap Fund                         November 3, 2003
   ING International Value Choice Fund                     February 1, 2005
   ING Precious Metals Fund                                November 3, 2003
   ING Russia Fund                                         November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio      January 10, 2005
   ING American Century Select Portfolio                   January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio      January 10, 2005
   ING Baron Asset Portfolio                               December 7, 2005
   ING Baron Small Cap Growth Portfolio                    January 10, 2005
   ING Columbia Small Cap Value II Portfolio                April 28, 2006
   ING Davis Venture Value Portfolio                       January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio             November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio             November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                    November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                   November 15, 2004
   ING Fundamental Research Portfolio                      January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio           January 10, 2005
   ING Goldman Sachs(R) Structured Equity Portfolio        January 10, 2005
   ING JPMorgan International Portfolio                    January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                    January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio     January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio      January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio    December 7, 2005
   ING MFS Capital Opportunities Portfolio                 January 10, 2005
   ING Neuberger Berman Partners Portfolio                 December 7, 2005
   ING Neuberger Berman Regency Portfolio                  December 7, 2005
   ING OpCap Balanced Value Portfolio                      January 10, 2005
   ING Oppenheimer Global Portfolio                        January 10, 2005
   ING Oppenheimer Strategic Income Portfolio              January 10, 2005
   ING PIMCO Total Return Portfolio                        January 10, 2005
   ING Pioneer High Yield Portfolio                        December 7, 2005
   ING Solution 2015 Portfolio                              April 29, 2005
   ING Solution 2025 Portfolio                              April 29, 2005
   ING Solution 2035 Portfolio                              April 29, 2005
   ING Solution 2045 Portfolio                              April 29, 2005
   ING Solution Income Portfolio                            April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio  January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio               January 10, 2005


                                        4

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   ING Templeton Foreign Equity Portfolio                  November 30, 2005
   ING UBS U.S. Large Cap Equity Portfolio                 January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                  April 28, 2006
   ING Van Kampen Comstock Portfolio                       January 10, 2005
   ING Van Kampen Equity and Income Portfolio              January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                   June 2, 2003
   ING 130/30 Fundamental Research Fund                     April 28, 2006
   ING Aeltus Money Market Fund                              June 2, 2003
   ING Balanced Fund                                         June 2, 2003
   ING Equity Income Fund                                    June 9, 2003
   ING Global Science and Technology Fund                    June 2, 2003
   ING Growth Fund                                           June 9, 2003
   ING Index Plus LargeCap Fund                              June 9, 2003
   ING Index Plus MidCap Fund                                June 9, 2003
   ING Index Plus SmallCap Fund                              June 9, 2003
   ING International Growth Fund                           November 3, 2003
   ING Small Company Fund                                    June 9, 2003
   ING Strategic Allocation Conservative Fund                June 2, 2003
   ING Strategic Allocation Growth Fund                      June 2, 2003
   ING Strategic Allocation Moderate Fund                    June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio        July 7, 2003
   ING VP Strategic Allocation Growth Portfolio              July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                        July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                   June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                 September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                  December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                   March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                    June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                 September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                  December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                    March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                    June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                 September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                 December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                   March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                   June 22, 2006
   ING VP Global Equity Dividend Portfolio                 November 3, 2003


                                        5

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ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio            July 7, 2003
   ING VP Growth Portfolio                                   July 7, 2003
   ING VP Index Plus LargeCap Portfolio                      July 7, 2003
   ING VP Index Plus MidCap Portfolio                        July 7, 2003
   ING VP Index Plus SmallCap Portfolio                      July 7, 2003
   ING VP International Equity Portfolio                   November 3, 2003
   ING VP Small Company Portfolio                            July 7, 2003
   ING VP Value Opportunity Portfolio                        July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                        May 1, 2004
   ING VP High Yield Bond Portfolio                         October 6, 2003
   ING VP International Value Portfolio                    November 3, 2003
   ING VP LargeCap Growth Portfolio                         October 6, 2003
   ING VP MidCap Opportunities Portfolio                    October 6, 2003
   ING VP Real Estate Portfolio                               May 1, 2004
   ING VP SmallCap Opportunities Portfolio                  October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                              July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                July 7, 2003

ING VP NATURAL RESOURCES TRUST                              October 6, 2003


                                        6